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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 28, 2000


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            DELAWARE                      0-21802              34-1741211
  (STATE OR OTHER JURISDICTION          (COMMISSION          (IRS EMPLOYER
        OF INCORPORATION)               FILE NUMBER)        IDENTIFICATION NO.)


               3450 W. CENTRAL AVENUE, SUITE 328
                         TOLEDO, OHIO                             43606
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374






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ITEM 5.           OTHER EVENTS

         On November 28, 2000, N-Viro International Corporation (the "Company") filed an action in the United States District Court for the Northern District of Ohio, Western Division against Hydropress Environmental Services, Inc. ("Hydropress"). This suit involves to certain matters related to Hydropress' ownership and sale of certain shares of the Company's voting, common stock.

         In December of 1994, Hydropress received 62,500 shares of the Company's voting, common stock (the "Company Stock") pursuant to the terms of a Licensing Agreement dated as of December 30, 1994 by and among the Company, New England N-Viro, Inc. and Hydropress (the "1994 Agreement"). The 1994 Agreement included, among other things, a commitment on the part of the Company that Hydropress would receive as proceeds from the sale of any of its shares of Company Stock proceeds of at least $6.00 per share.

         On February 15, 2000, Hydropress and the Company entered into a new agreement related to the Company Stock held by Hydropress and the Company's guarantee that Hydropress would receive proceeds from the sale of such stock of at least $6.00 per share. A copy of this letter is attached hereto as Exhibit
99.1 and incorporated herein by reference.

         The Company understands the letter agreement dated February 15, 2000 to excuse it entirely from its obligation to guarantee Hydropress' receipt of proceeds of at least $6.00 per share from the sale of the Company Stock. This is consistent with the position taken in the Company's public filings under and pursuant to the terms of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as well as the Company's audited financial statements.

         In late September of 2000, representatives of Hydropress contacted the Company and informed the Company that Hydropress maintains that the $6.00 per share guarantee of proceeds in favor of Hydropress is still in effect. The Board of Directors of the Company, following discussion of this issue with the Company's legal counsel, continues to maintain that Hydropress has waived its right to the $6.00 per share guarantee of proceeds pursuant to the terms of the February 15, 2000 letter agreement.

       In order to resolve this issue and ensure that the Company is accurately reporting the effect of the February 15, 2000 letter agreement in its filings with the Securities and Exchange Commission as well as in its financial statements, the Company filed the above-referenced action in federal district court in Toledo seeking a declaration from the Court that the Company's position with respect to the expiration of the $6.00 per share guarantee of proceeds is accurate and correct

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:       November 30, 2000              By:    /s/   James K. McHugh
       -----------------------------             -----------------------------
                                                 James K. McHugh
                                                 Chief Financial Officer